Intangible Assets and Goodwill	12 Months Ended
Mar. 31, 2024
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill

Accounting Policy

Intangible assets

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Customer relationships Health Canada licenses Other operating licenses Patents IP and Know-how ERP Software	20 years Useful life of the facility 10 years 10 years 10 years 5 years

The estimated useful lives, residual values and amortization methods are reviewed annually and any changes in estimates are accounted for prospectively. Intangible assets with an indefinite life or not yet available for use are not subject to amortization. Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.

Research costs are expensed as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development to use or sell the asset. Other development expenditures are recognized as research and development expenses on the consolidated statements of loss and comprehensive loss as incurred. Capitalized deferred development costs are internally generated intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Impairment of intangible assets and goodwill

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested annually as required for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is tested for impairment based on the level at which it is monitored by management, and not at a level higher than an operating segment. The allocation of goodwill to the CGUs or group of CGUs requires the use of judgment.

An impairment loss is recognized for the amount by which the operating segment or CGU’s carrying amount exceeds it recoverable amount. The recoverable amounts of the CGUs’ assets have been determined based on the higher of fair value less costs of disposal and value-in-use. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior period. Impairment losses on goodwill are not subsequently reversed.

The following is a continuity schedule of intangible assets and goodwill:

	March 31, 2024				March 31, 2023
	Cost	Accumulated amortization	Impairment	Net book value	Cost	Accumulated amortization	Impairment	Net book value
Definite life intangible assets:
Customer relationships	42,439	(37,349)	—	5,090	42,529	(37,068)	—	5,461
Permits and licenses	54,002	(43,305)	(10,652)	45	56,782	(42,826)	(2,783)	11,173
Patents	982	(793)	—	189	928	(771)	—	157
Intellectual property and know-how	52,590	(52,590)	—	—	52,590	(52,590)	—	—
Software	18,661	(16,408)	(1,504)	749	20,121	(16,390)	(3,460)	271
Indefinite life intangible assets:
Brand	28,200	—	(20,700)	7,500	36,200	—	(15,500)	20,700
Permits and licenses	27,277	—	—	27,277	21,918	—	—	21,918
Total intangible assets	224,151	(150,445)	(32,856)	40,850	231,068	(149,645)	(21,743)	59,680
Goodwill	43,180	—	—	43,180	19,465	—	(750)	18,715
Total	267,331	(150,445)	(32,856)	84,030	250,533	(149,645)	(22,493)	78,395

The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	Balance, March 31, 2023	Additions from business combinations	Additions	Other	Amortization	Impairment	Foreign currency translation	Balance, March 31, 2024
Definite life intangible assets:
Customer relationships	5,461	—	—	(90)	(281)	—	—	5,090
Permits and licenses	11,173	—	2	(51)	(493)	(10,652)	66	45
Patents	157	—	55	—	(23)	—	—	189
Software	271	—	2,000	86	(104)	(1,504)	—	749
Indefinite life intangible assets:
Brand	20,700	7,500	—	—	—	(20,700)	—	7,500
Permits and licenses	21,918	5,500	—	—	—	—	(141)	27,277
Total intangible assets	59,680	13,000	2,057	(55)	(901)	(32,856)	(75)	40,850
Goodwill	18,715	24,465	—	—	—	—	—	43,180
Total	78,395	37,465	2,057	(55)	(901)	(32,856)	(75)	84,030
At the end of each reporting period, the Company assesses whether events or changes in circumstances have occurred that would indicate that a CGU or group of CGUs, comprising an operating segment were impaired. The Company considers external and internal factors, including overall financial performance, market expectations and relevant entity-specific factors, as part of this assessment.

Goodwill arising from business combinations were allocated to the Cannabis segment and Plant Propagation segment for $24.5 million and $18.7 million, respectively (March 31, 2023 – nil and $18.7 million). The goodwill in the Cannabis segment arose in the fourth quarter of fiscal 2024 from the acquisition of MedReleaf Australia (Note 12).

During the year ended March 31, 2024, the Company had two reportable operating segments: (i) Cannabis and (ii) Plant Propagation, compared to the nine months ended March 31, 2023, of three reportable segments: (i) Canadian Cannabis, (ii) European Union (“EU”) Cannabis and (iii) Plant Propagation (Note 27). The Cannabis segment is comprised of the Canadian and EU CGUs and Plant Propagation is comprised of a single CGU.

(a)    Asset Specific Impairments

During the nine months ended March 31, 2023, management had noted indicators of impairment for permits and licenses intangible assets related to its Growery joint venture, located in the Netherlands. As a result, the Company recognized a $1.9 million impairment loss for the nine months ended March 31, 2023. The impairment loss was allocated to the European cannabis operating segment (Note 27). On June 13, 2023, the Company formally made the decision to exit the agreement with Growery.
(b)    CGU and Goodwill Impairments

As at March 31, 2024, management had noted the following impairment indicators:

•Decline in stock price and market capitalization - The carrying amount of the Company’s total net assets exceeded the Company’s market capitalization; and
•Changes in cannabis market conditions and capital market environment.

During the year ended March 31, 2024, the Company performed its annual impairment test on its indefinite life intangible assets and goodwill. The recoverable amount of the operating segments to which goodwill is allocated and the CGUs to which indefinite life intangibles are allocated were determined based on FVLCD using Level 3 inputs in a discounted cash flow (“DCF”) analysis. Where applicable, the Company uses its market capitalization and comparative market multiples to corroborate DCF results. The significant assumptions applied in the determination of the recoverable amount are described below:

i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues, gross margins and earnings before interest, taxes, depreciation and amortization (EBITDA) margins. The Canadian Cannabis CGU, European Cannabis CGU and the Cannabis Operating Segment forecasts are extended to a total of 4 years (and a terminal year thereafter). The Plant Propagation CGU and operating segment forecasts are extended to a total of 7 years (and a terminal year thereafter). The Company extended the forecast period an additional two years to account for the maturation of the new orchid business
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the CGUs and Operating Segments Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment for impairment as at March 31, 2024 (Impairment testing date of January 1, 2024) and March 31, 2023:

	Indefinite Life Intangible Impairment Testing			Goodwill Impairment Testing
	Canadian Cannabis CGU	Plant Propagation	European Cannabis CGU	Cannabis Operating Segment	Plant Propagation
March 31, 2024
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%	3.0%
Discount rate	12.0%	10.0%	12.0%	12.0%	10.0%
Budgeted revenue growth rate over forecast period	4.6%	10.6%	17.4%	4.6%	10.6%
Fair value less cost to dispose	$74,175	$192,729	$48,143	$138,395	$192,729

	Canadian Cannabis CGU	Plant Propagation	European Cannabis CGU	Canadian Cannabis Operating Segment	Plant Propagation	European Cannabis Operating Segment
March 31, 2023
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Discount rate	16.5%	11.0%	17.0%	16.5%	11.0%	17.0%
Budgeted revenue growth rate over forecast period	16.7%	10.0%	48.8%	16.5%	10.0%	48.8%
Fair value less cost to dispose	$258,228	$184,832	$78,612	$236,345	$184,832	$87,420

CGU impairment

Canadian Cannabis CGU

The Company’s Canadian Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Canada and certain international markets and forms part of the Company’s Cannabis operating segment. During the year ended March 31, 2024, it was concluded that the recoverable amount was lower than the carrying value resulting in assessment of the recoverable amounts of its long lived assets, indicating an impairment. The impairment loss was allocated based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. The Company allocated $32.9 million of impairment losses to the CGU’s intangible assets and $2.8 million of impairment losses to property, plant and equipment (Note 10). The allocation of impairment recognized to intangible assets was to the extent that that the intangible assets were not impaired beyond their recoverable amount. The fair value of the intangible assets were measured using valuation techniques including the relief from royalty method for brands and the with and without method for permits and licenses. As a result, the intangible assets in the Canadian Cannabis CGU were fully impaired. The significant assumptions were budgeted revenue growth rate over forecast period (nil – 14.2%) forecasted earnings before interest, taxes, royalty rate of 1.0% - 1.5%, depreciation and amortization (EBITDA) margins ranging from 2.3% for fiscal 2025 up to 4.8% by fiscal 2028 and discount rate of 13.0% - 15.0%. If the discount rates increased or decreased by 5%, the estimated fair value of intangible assets would increase or decrease by $1.2 million.

European Cannabis CGU

The Company’s European Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Europe. The recoverable amount was higher than the carrying value as at March 31, 2024, and therefore no impairment was recognized within the European Cannabis CGU (March 31, 2023 – nil). In addition to the key assumptions noted above, forecasted earnings before interest, taxes, depreciation and amortization (EBITDA) margins range from 4.0% for fiscal 2025 up to 14.9% by fiscal 2028 (March 31, 2023, 22.7% – 36.6%) is key assumption in determining the recoverable amount of the European Cannabis CGU.

Significant inputs & assumptions	Sensitivity	Decrease in fair value
Discount rate	Increase of 0.5%	$2,542
Revenue	Decrease of 2%	$7,525
EBITDA margin	Decrease of 0.25%	$1,398

Plant Propagation CGU

The Company’s Plant Propagation CGU is dedicated to the propagation of vegetables and ornamental plants within North America and is the single CGU in the Company’s Plant Propagation operating segment. In addition to the key assumptions noted above, revenue growth forecasted during the period ranges from 32% in calendar 2025 to 2% in calendar 2029 onwards (March 31, 2023, 2% – 39%) to account for the ramp up of orchid sales, gross margin ranges from 30% to 32% (March 31, 2023, 24% – 33%) and EBITDA margins range from 24% – 26% (March 31, 2023, 18% – 29%). The recoverable amount was higher than the carrying value as at March 31, 2024, and therefore no impairment was recognized within the Plant Propagation CGU (March 31, 2023 – nil).

Significant inputs & assumptions	Sensitivity	Decrease in fair value
Discount rate	Increase of 0.5%	$12,595
Revenue	Decrease of 2%	$16,880
Gross margin	Decrease of 1%	$8,244

Operating Segment Impairment

Cannabis Operating Segment (Note 27)

During the year ended March 31, 2024, it was concluded that the recoverable amount was lower than the carrying value resulting in assessment of the recoverable amounts of its long lived assets, indicating an impairment. The impairment loss was allocated based on the relative carrying amounts of the operating segment’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. The Company allocated $32.9 million of impairment losses to the Canadian Cannabis CGU’s intangible assets and $2.8 million of impairment losses to the Canadian Cannabis CGU’s property, plant and equipment, as noted above.

Canadian Cannabis Operating Segment (Note 27)
During the nine months March 31, 2023, it was concluded that the recoverable amount was lower than the carrying value and recorded an impairment of $22.4 million, including an impairment to the remaining goodwill of $0.8 million. The remaining impairment loss was allocated based on the relative carrying amounts of the operating segment’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $19.8 million of impairment losses to the operating segment’s intangible assets and $1.8 million of impairment losses to property, plant and equipment (Note 10). The allocation of impairment recognized to intangible assets was to the extent that that the intangible assets were not impaired beyond their recoverable amount. The fair value of the intangible assets were measured using valuation techniques including the relief from royalty method for brands and the with and without method for permits and licenses. The significant assumptions were budgeted revenue growth rate over forecast period (6% – 24.4%) forecasted earnings before interest, taxes, depreciation and amortization (EBITDA) margins ranging from 13.2% to 21.3%) discount rates ranging from 11% to 17.5%, and royalty rates between 2.5% – 5%. If the discount rates increased or decreased by 5%, the estimated fair value of intangible assets would increase or decrease by $4.2 million.